UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

EMCORE CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting

to be held on March 19, 2021, for EMCORE Corporation

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement and annual report, go to www.proxydocs.com/EMKR. To submit your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission
rules, proxy materials do not have to be delivered in paper.

Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our 2021 Annual Meeting and need YOUR participation.

If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package
in time for this year’s annual meeting, please make this
request on or before March 5, 2021.

For a Convenient Way to View Proxy Materials – and – VOTE Online go to: www.proxydocs.com/EMKR

Proxy Materials Available to View or Receive:

1. Proxy Statement 2. Annual Report

Printed materials may be requested by one of the following methods:

You must use the 12 digit control number located in the shaded gray box below.

*  If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

ACCOUNT NO.	SHARES

EMCORE Corporation Notice of Annual Meeting

Date:	Friday, March 19, 2021
Time:	8:00 A.M. (Pacific Time)
Place:	Meeting to be held live via the Internet - please visit www.proxydocs.com/EMKR for more details

The purpose of the Annual Meeting is to take action on the following proposals:

The Board of Directors recommends that you vote “FOR” the following.

1.	Election of Directors

Nominees	01 Stephen L. Domenik	03 Noel Heiks	05 Jeffrey Rittichier
	02 Bruce E. Grooms	04 Rex S. Jackson

The Board of Directors recommends that you vote “FOR” the following.

2.	To ratify the appointment of KPMG LLP as EMCORE’s independent registered public accounting firm for the fiscal year ending September 30, 2021.
3.

To approve the Amended and Restated EMCORE Corporation 2019 Equity Incentive Plan (the “Equity Plan”) to increase the number of shares of common stock available for issuance under the Equity Plan by 2,138,000 shares

4.	To approve, on an advisory basis, the executive compensation of EMCORE’s Named Executive Officers.
5.	To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

TO ATTEND the Annual Meeting of EMCORE Corporation, please visit www.proxydocs.com/EMKR for virtual meeting registration details. The control number located in the shaded gray box will be required to register.